UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 27, 2016 (July 25, 2016)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant's Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Items.
On July 27, 2016, the Company issued a press release entitled "Chembio's DPP® Zika IgM/IgG Assay Obtains CE Mark for Rapid Point-of-Care Detection of Zika Virus".  A copy of the press release is filed herewith as Exhibit 99.1.
The press release attached as Exhibit 99.1 is intended to be filed (not furnished) for purposes of Section 18 of the Exchange Act, and will be deemed to be incorporated by reference in applicable filings under the Securities Act or the Exchange Act.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits.

99.1 Press release dated July 27, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 27, 2016    Chembio Diagnostics, Inc.

  By:  _/s/ John J. Sperzel III
  John J. Sperzel III
  Chief Executive Officer